Westar Energy Investor Update - August 2016 Exhibit 99.1

Forward-Looking Disclosures August 2016 Investor Update Important Information for Investors and Shareholders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction between Westar Energy, Inc. (“Westar Energy”) and Great Plains Energy Incorporated (“Great Plains”) on July 14, 2016, Great Plains filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that included a preliminary joint proxy statement of Great Plains and Westar Energy that also constitutes a prospectus of Great Plains. The registration statement was declared effective by the SEC on August 19, 2016, and Great Plains and Westar Energy commenced mailing the definitive joint proxy statement/prospectus to their respective shareholders on or about August 26, 2016. This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Great Plains or Westar Energy may file with the SEC and send to Great Plains’ and/or Westar Energy’s shareholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS OF GREAT PLAINS AND WESTAR ENERGY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Great Plains or Westar Energy through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Great Plains will be available free of charge on Great Plains’ website at www.greatplains.com, in the “Investor Relations” tab near the bottom of the page, or by contacting Great Plains’ Investor Relations Department at 1-800-245-5275. Copies of the documents filed with the SEC by Westar Energy will be available free of charge on Westar Energy’s website at www.westarenergy.com or by contacting Westar Energy’s Investor Relations Department at 785-575-8227. Great Plains and Westar Energy and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of Great Plains may be found in its 2015 Annual Report on Form 10-K filed with the SEC on February 24, 2016, and definitive proxy statement relating to its 2016 Annual Meeting of Shareholders filed with the SEC on March 24, 2016. Information about the directors and executive officers of Westar Energy may be found in its 2015 Annual Report on Form 10-K filed with the SEC on February 24, 2016, and definitive proxy statement relating to its 2016 Annual Meeting of Shareholders filed with the SEC on April 1, 2016. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Disclosures August 2016 Investor Update Forward Looking Statements This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 in connection with the proposed merger of Great Plains and Westar Energy. These statements include statements regarding describe nature of future statements, e.g. the anticipated closing date of the transaction or anticipated future results. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Great Plains and Westar Energy believes that these statements are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as, without limitation, delays in completing the merger, including as a result of delays in obtaining regulatory approval or shareholder approval, changes in general economic conditions and regulatory and legislative changes that adversely affect the business in which Great Plains and Westar Energy are engaged. These forward looking statements speak only as of the date of this communication, and Great Plains and Westar Energy expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Great Plains’ or Westar Energy’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Great Plains and Westar Energy, including the most recent Forms 10-K and 10-Q, for additional information about Great Plains and Westar Energy and about the risks and uncertainties related to the business of each of Great Plains and Westar Energy which may affect the statements made in this communication.

Recent Announcements & Focus Acquisition of Westar Energy by Great Plains Energy Definitive agreement announced May 31, 2016 Integration planning teams underway MPSC closed investigation docket Expect to close transaction Q2 2017 Reported Q2 2016 results: $0.51 Net of $0.04/share of merger related expenses Confirmed 2016 Guidance $2.38 - $2.53 Issued $350M of first mortgage ‘Green Bonds’ at 2.55% $4.2B 5 year CapEx plan EPS 5 year growth CAGR at 4% - 6% Increased dividend 5.6% Modernizing fleet Constructing 480 MW of renewables – complete year end Retired 3 small, fossil units year end 2015 August 2016 Investor Update * All forward looking projections assume continued stand-alone operations. Projections may change following close of merger with GXP.

Transaction Update August 2016 Investor Update

Transaction Announced definitive agreement for acquisition of Westar Energy by Great Plains Energy Westar to become wholly-owned subsidiary of Great Plains Energy Value $60 per share Total enterprise value of $12.2 billion; total equity value of $8.6 billion Consideration 85% cash, representing fixed value of $51 per share 15% stock, representing exchange value of $9 per share Collar locks in value of share exchange portion within +/- 7.5% movement of Great Plains Energy stock price Meaningful continuing equity interest (~15%) in larger, strong, regional energy company GXP’s plan proposes straight-forward path to approval Insulates customers from transaction costs August 2016 Investor Update

Rationale Fulfills Westar’s position on M&A; consistent with earlier statements Expect industry consolidation to continue Eventually size matters Bigger companies better able to address industry change and manage costs for customers More likely to be a seller than a buyer Considered M&A opportunistically, rather than be forced Make decisions from position of strength Prefer certainty of value in terms of consideration August 2016 Investor Update

Collar Mechanics Consideration $51 per share in cash 85% cash limits exposure to Great Plains share price movement Great Plains stock valued at $9 if Great Plains share price as of closing is equal to or greater than $28.5918 and equal to or less than $33.283 Within +/- 7.5% movement in Great Plains share price, exchange ratio adjusts to fix share exchange value at $9 Outside +/- 7.5% movement, exchange ration is fixed, and exchange value adjusts 0.2709 Great Plains shares for each Westar share if Great Plains share price is above $33.283 as of closing 0.3148 Great Plains shares for each Westar share if Great Plains share price is below $28.5918 as of closing August 2016 Investor Update

Collar Mechanics August 2016 Investor Update

Other Terms Reverse break-up fee $380 million in favor of Westar for failure to close Break-up fee for fiduciary out $180 million in favor of Westar, if Great Plains breaks $280 million in favor of Great Plains, if Westar breaks Westar protection against failed Great Plains shareholder vote $80 million in favor of Westar, if Great Plains shareholders don’t approve Social issues Westar to have one board seat Westar CEO to stay until closing Maintain Westar’s Topeka HQ Employee and community protections August 2016 Investor Update

Status of Approval Process August 2016 Investor Update • Financial • Operational • Regulatory Successful Execution Embrace uncertainty with flexibility Approval Process Stakeholder Filing Approval Add’l Info KCC FERC NRC SEC DOJ / HSR Act ü 5/31/16 Announcement 2nd Quarter – 2017 Expected Close FCC Docket No. 16-KCPE-593-ACQ Docket No. 50-482 Docket No. EC16-146 WR Shareholders GXP Shareholders ü ü Declared effective August 19, 2016 Meeting September 26, 2016 Meeting September 26, 2016 ü Voluntary anti-trust inquiry / HSR filing date – TBD 6/28/16 KCC Filing 7/11/16 FERC filing 7/22/16 NRC filing KCC 300 day statutory expiration 7/14/16 SEC S-4 Filing 9/26/16 Shareholder Meetings 8/19/16 SEC S-4 Declared Effective

Current Plans August 2016 Investor Update

Staying the Course in midst of Deal August 2016 Investor Update Affirming standalone 5-yr EPS growth CAGR of 4-6% Significant investment continues, with all major projects on schedule * All forward looking projections assume continued stand-alone operations. Projections may change following close of merger with GXP. Continue to execute solid business plan Modernizing generating fleet and technology platforms

2016 Earnings Guidance $2.38 - $2.53 Price adjustments $78 million annual general rate increase effective late 2015 $22 million transmission margin $3 million ECRR (5 months) Managing nontracked O&M/SGA expenses to be flat Retail MWh sales growth ≈50 bps COLI proceeds ≈$16 million Equity AFUDC increase ≈$10 million Depreciation increase ≈$31 million Effective tax rate 35% - 37% Interest expense down ≈$5 million Shares outstanding 142 million August 2016 Investor Update

Growing Renewable Portfolio Recently broke ground on two new wind farms 480MW addition to renewable portfolio 280MW Owned – Western Plains ≈$435 million capital investment Assume ≈45% capacity factor Depreciable life ≈20 years 200MW PPA – Kingman Wind Unlikely to exercise 100 MW purchase option No equity needed to execute 5-year forecast August 2016 Investor Update

Planned Regulatory Calendar August 2016 Investor Update Approximate time between filing and implementation JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC 2016 2017 Transmission Delivery Charge (TDC) Energy Efficiency Rider (EER) Abbreviated Rate Case Transmission Delivery Charge (TDC) Energy Efficiency Rider (EER) Abbreviated Rate Case

Price Increases Driven by Energy Policy Annualized Revenue Changes 2014 2015 2016 2017 (Estimated) Base Rates - $78 Million November 1 - $15 Million Mid Year Transmission Rates* ≈$44 Million January 1 ≈$11 Million January 1 ≈$22 Million January 1 ≈$21 Million January 1 Environmental ≈$11 Million June 1 ≈$11 Million June 1 - - August 2016 Investor Update Complete In Process *Transmission margin: FERC transmission formula rate and companion TDC, net of increases in SPP expenses

Regulatory Rate Review Updates 2017 Abbreviated Rate Review – Estimated ≈$15 million annual revenues Plan to file in October of 2016 Case drivers ≈$40 million for completion of investments for La Cygne and Wolf Creek ≈$30 million for completion of identified ECRR projects through 2015 ≈$50 million grid resiliency investment through Feb. 2017 2016 Distributed Generation Docket 45 day comment period starting mid-July August 2016 Investor Update

Clean Power Plan Kansas has suspended activity and spending focused on submitting a state plan – in place until stay is lifted. Does not preclude Westar and State agencies from speaking about CPP issues Supreme Court stay protects customers from cost of regulation while rule is reviewed Westar and State of Kansas filed lawsuits challenging rule Continued focus on economically competitive and environmental friendly power supply Final rule more stringent on Kansas 44% reduction vs. 23% proposed Initial steps to compliance Fossil unit retirements Economically add renewables Anticipate compliance to be manageable, but would result in higher costs to customers August 2016 Investor Update

Cap Ex Forecast August 2016 Investor Update FERC/TDC GRC Actual 2015 2016 2017 2018 2019 2020 2016 - 2020 Recovery Method Generation $293.4 $605.0 $197.1 $209.5 $188.2 $251.3 $1,451.1 GRC Nuclear Fuel 15.6 22.6 45.8 25.5 23.5 50.6 168.0 RECA Transmission 158.6 224.9 267.3 251.7 247.1 255.0 1,246.0 FERC/TDC Distribution 182.0 216.3 208.5 192.6 190.6 197.0 1,005.0 GRC Other 54.2 64.2 75.3 71.7 56.6 56.1 323.9 GRC Total $703.8 $1,133.0 $794.0 $751.0 $706.0 $810.0 $4,194.0 * All forward looking projections assume continued stand-alone operations. Projections may change following close of merger with GXP.

Cap Ex Is Platform For Growth August 2016 Investor Update $704 $1,133 $794 $751 $706 $810 * All forward looking projections assume continued stand-alone operations. Projections may change following close of merger with GXP. $200 $400 $600 $800 $1,000 $1,200 2015 2016E 2017E 2018E 2019E 2020E GRC FERC / TDC Depreciation

$2.5 $6.3 $7.0 $7.4 $7.5 $7.7 $8.0 Transmission 11% CAGR Overall rate base ≈5% CAGR Rate Base Growth With Favorable Mix August 2016 Investor Update * All forward looking projections assume continued stand-alone operations. Projections may change following close of merger with GXP.

Profile August 2016 Investor Update

Pure-Play, Vertically Integrated, Regulated Electric Utility Largest IOU in Kansas 700,000 customers 7,200 MW of diversified generation 1/3 emissions free by year end Transmission 100% FERC-regulated ≈19% of $6.3 billion rate base Constructive regulation Rate base growth Growing at ≈5% CAGR through 2020 No new equity Transmission growing at ≈11% CAGR Market cap ≈ $7.5 billion market cap 1 Tripled since 2009 Growing earnings and dividend ≈3% dividend yield 1 5.6% dividend increase from 2015 5 year EPS growth target of 4% – 6% August 2016 Investor Update 1 Based on August 15, 2016 closing share price. * All forward looking projections assume continued stand-alone operations. Projections may change following close of merger with GXP.

Established Record of Delivering Value August 2016 Investor Update <2% CAGR Billions WR

Increasing Dividend – 5.6% increase in 2016 August 2016 Investor Update Target 60 - 75% payout Midpoint of ‘16 guidance implies 62% payout 2016 dividend payout ratio based on indicated annual dividend at midpoint of EPS guidance. Payout Ratio

Investment Thesis Pending transaction to realize value Core Plan Fundamentals Traditional, regulated utility Constructive regulation Shareholder focused 12 years of increasing dividend TSR since 2010: WR ≈180% vs XLU ≈106% Tested team manages downside surprises and risk Stable, transparent strategy and governance Timely, effective cost recovery Management aligned with shareholders Ample transparent investment opportunities Transmission Reliability improvement August 2016 Investor Update WR closing prices 1/4/16 through 8/15/16 1 Collar mechanics for stock consideration discussed on slides 8 and 9.

“All of the Above” Energy Supply August 2016 Investor Update Renewables, Natural Gas, Clean Coal & Nuclear

Cleaner, Modern Energy August 2016 Investor Update Emission Free Energy > 50% of Retail Sales 33% Renewables 20% Nuclear >50% 40% 32% This is a reflection of total projected energy sourced from Renewables and Nuclear as a percentage of projected retail sales. It does not represent Renewables and Nuclear as a percentage of total energy obligation including wholesale sales.

Growing Clean Energy Portfolio August 2016 Investor Update PPA 1320 MW Owned 429 MW 1,744MW of wind 429MW owned 149MW operating 280MW developing 1315MW PPA 915MW operating 400MW developing 5MW landfill gas PPA Nearly tripled renewables in 5 year span

Maintaining the Value of Diversity August 2016 Investor Update Carbon Free As of twelve months ended 6/30/16

Significant Air Quality Investments…. August 2016 Investor Update ….dramatic emission improvements ≈93% Sulfur Dioxide ≈81% Nitrogen Oxide ≈16% Carbon Intensity

Strong, Stable Local Economy Economy stronger than the nation State unemployment consistently favorable to nation Pro-business tax environment 10% increase in businesses formations in 2015 Reduced personal tax rates Eliminated income taxes for most small businesses Topeka named one of America’s Top 10 most affordable cities Kansas ranks in Top 5 for capital investment August 2016 Investor Update Consistently better than U.S. 3% 4% 5% 6% 7% 8% Jul Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Only 3.8% Unemployment $129 $138 $142 $143 $147 $148 $110 $120 $130 $140 $150 2010 2011 2012 2013 2014 2015 Growing Gross State Product (Billions)

Strong Balance Sheet and Liquidity August 2016 Investor Update Jun ’16 Capitalization excludes short-term debt and adjustments for VIEs Secured CP Corporate Outlook S&P A A-2 BBB+ Negative Moody’s A2 P-2 Baa1 Stable Debt (Billions) Equity (Billions) $0 $100 $200 $300 $400 2016 2017 2018 2019 2020 Modest Bond Maturities

Diverse Customer Base August 2016 Investor Update

Disciplined Cost Management <2% CAGR on nontracked expenses Revenue tracked items SPP transmission Property tax Pension and tree trimming August 2016 Investor Update Expenses covered by revenue offsets/deferred accounting <2% CAGR $300 $400 $500 $600 $700 $800 $900 $1,000 2011 2012 2013 2014 2015 2016E

Transmission August 2016 Investor Update

Transmission Growth not dependent on Order 1000 August 2016 Investor Update * All forward looking projections assume continued stand-alone operations. Projections may change following close of merger with GXP. $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $0 $50 $100 $150 $200 $250 $300 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016E 2017E 2018E 2019E 2020E

Investing to Maintain Reliability August 2016 Investor Update Over 70% of transmission is 30+ years old

Positioned for Competitive Transmission Joint Venture with Berkshire Hathaway Transmission Setting the foundation for opportunities in SPP & MISO Anticipate limited opportunities and clarity for Order 1000 transmission until Clean Power Plan is resolved Plant retirements Additional base load facilities Additional renewables August 2016 Investor Update

Rates and Regulation August 2016 Investor Update

Kansas Corporation Commission Three-member board appointed by governor Serve staggered four-year terms Kansas Regulators Jay Emler (R), chair Term expires March 2019 Shari Feist Albrecht (I) Term expired March 2016 Pat Apple (R) Term expires March 2018 August 2016 Investor Update

Constructive Regulation Formulas and riders result in lower ultimate prices, less frequent GRCs August 2016 Investor Update Time More frequent rate cases with no riders Less frequent rate cases coupled with riders Ultimately, lower rates Price

Constructive Regulation 1 Fuel, purchased power and environmental consumables Quarterly adjustment based on forecasted cost, with annual true-up Adjusts prices for actual costs, protecting both customers and investors from mispricing 2 Transmission rate recovery FERC formula rate adjusts annually; companion retail tariff to reflect current revenue requirement Timely recovery of transmission system operating and capital costs 3 General capital investments Traditional rate case, but with predetermination and CWIP Typical rate case reflects current level of operating expenses and most recent plant investment 4 Property taxes Annual adjustment to reflect current property taxes Allows timely recovery of actual property tax costs in current rates 5 Extraordinary storm damages Traditionally deferred accounting treatment as rate base Period expense smoothing for extraordinary storm restoration costs 6 Environmental capital Environmental Cost Recovery Rider can be requested on project-by-project basis Allows price adjustment to reflect capital costs for investments in emission controls 7 Pension expenses Deferred as a regulatory asset for subsequent recovery Period expense smoothing 8 Energy efficiency programs 9 Cyber and physical security August 2016 Investor Update Revenue Requirement Method of Recovery Comment

Retail Energy Cost Adjustment (RECA) Provides timely adjustments for fuel and purchased power Fuel rates based on forecast costs Set quarterly Difference between forecast and actual deferred Annual settlement August 2016 Investor Update

Pension Tracker Defer as regulatory asset shortfall between funding of GAAP pension/OPEB expense and amounts currently in rates Maintain minimum funding level equal to GAAP pension/OPEB expense Recover deferred expenses through multi-year amortization at next rate case August 2016 Investor Update

Transmission Cost Recovery FERC formula transmission rate Changes in cost of service reflected in annual update to FERC tariff Post update each October using projected test year Capital expenditures O&M Tariff based on year-end consolidated capital structure FERC transmission changes effective January 1 Allowed ROE 10.3% Annual true-up compares projected revenue requirement to actual, with difference incorporated into next update Incentives on completed central Kansas line 11.3% ROE (100 bp adder to allowed ROE) Accelerated book depreciation of 15 vs. 45 years Transmission Delivery Charge (TDC) Retail rates adjusted to match changes to FERC tariff August 2016 Investor Update

Transmission Formula Rate Mechanics Fixed formula with changing inputs Updated annually using Form 1 data Established protocols for updates Uses projected test year Rate base (based on 13-month average) O&M, depreciation and taxes Cost of debt Annual true-up incorporated in subsequent year’s formula inputs August 2016 Investor Update Establish Proj. 2015 Rev. Req. Start of 2015 Rate Year FERC Form 1 Released True-up between ’14 Proj. Rev. Req. and Actual Rev. Req. Establish Proj. 2016 Rev. Req. Start of 2016 Rate Year Oct. 15 Jan. 1 Apr. 15 Jun. 15 Oct. 15 Jan. 1 Transmission Formula Rate Time Line

Customer Programs and Smart Meters Customer Programs and Services Westar Wind Community Solar Westar Home Services Business Energy Advisor SmartBuilt Home Builders Building Operator Certification Westar Prepaid Smart grid efforts ≈55% deployed with smart meters Complete rollout by end of 2018 Advanced outage management system New work management system August 2016 Investor Update

Status of Distributed Generation Minimal Penetration ≈450customers Less than ≈5MW of capacity Separate DG tariff effective Nov 2015 Clarity to grandfathering position as future rates change Today, carbon copy of standard two-part residential tariff Groundwork to allow residential wind and solar to thrive in Kansas Increased residential basic service fee by 20% to $14.50 2014 Statute Revisions Lower maximum size of customer generating systems Pricing Net generation usage credited at retail rate Excess generation credited at avoided cost Utility can seek alternate rate structure for distributed generation customers August 2016 Investor Update

Abbreviated (Limited Scope) Rate Case (ARC) Reduces cost, complexity and regulatory lag Obtain permission from KCC to file ARC Request made in a general rate case (GRC) Identify scope of proposed ARC Must file within 12 months of final GRC order Applicant must adopt from previous rate order: All regulatory procedures All regulatory principles Established rate of return August 2016 Investor Update

Law Assures Predetermination and CWIP Recovery Predetermination Utilities can obtain order establishing ratemaking principles to apply over life of asset Prevents “second guessing” Construction Work in Progress (CWIP) Utilities can include CWIP in rate cases August 2016 Investor Update

Capital Structure for Ratemaking August 2016 Investor Update KCC Capitalization Ratio Cost of Capital Weighted Cost of Capital Pre-tax Weighted Cost of Capital Long-term debt 46.55% 5.69% 2.65% 2.65% Common 53.45% 9.35% (implied) 5.00% 8.28% Total 100.00% 7.65% 10.93% FERC Transmission Capitalization Ratio Cost of Capital Weighted Cost of Capital Pre-tax Weighted Cost of Capital Long-term debt 49.48% 5.60% 2.77% 2.77% Common 50.52% 11.30%* 5.71% 9.45% Total 100.00% 8.48% 12.22% *Incentive ROE of 12.3% for applicable rate base Approved in 2015 rate case

Background August 2016 Investor Update

Proven, Experienced Management Team August 2016 Investor Update Mark Ruelle President & CEO 23 years of service John Bridson Sr VP, Generation & Marketing 22 years of service Anthony Somma Sr VP, & CFO / Treasurer 21 years of service Kevin Kongs VP, Controller 26 years of service Bruce Akin Sr VP, Power Delivery 28 years of service Kelly Harrison VP, Transmission 34 years of service Jerl Banning Sr VP, Ops Support & Admin 7 years of service Debra Grunst VP, IT 5 years of service Greg Greenwood Sr VP, Strategy 22 years of service Jeffrey Beasley VP, Customer Care 38 years of service Jeffrey Martin VP, Regulatory Affairs 22 years of service Michel’ Cole VP, Corp Comm & Public Affairs 12 years of service Larry Irick VP, General Counsel & Corp Sec 16 years of service

Westar Energy Legal Structure August 2016 Investor Update Combined company does business under the name “Westar Energy” Consolidated capital structure is used for ratemaking Parent Westar Energy, Inc. (Rate regulated utility) Subsidiary Kansas Gas and Electric Company (Rate regulated utility)

Generating Fleet August 2016 Investor Update *Westar-operated coal fleet Y Pulverized Coal Jeffery Energy Center 1,975 Westar 1978, 1980, 1983 Lawrence Energy Center 474 Westar 1960, 1971 Tecumseh Energy Center 65 Westar 1957 LaCygne Station 669 KCPL 1973, 1977 Nuclear Wolf Creek 551 WCNOC 1985 Gas steam turbine Gordon Evans Energy Center 523 Westar 1961, 1967 Murray Gill Energy Center 190 Westar 1956, 1959 Gas combustion turbines Gordon Evans Energy Center 292 Westar 2000, 2001 Hutchinson Energy Center 235 Westar 1974, 1975 Spring Creek Energy Center 273 Westar 2001 Emporia Energy Center 645 Westar 2008, 2009 Gas combined cycle State Line 196 EDE Co. 2001 Wind Meridian Way 96 Horizon (PPA) 2008 Central Plains 99 Westar 2009 Flat Ridge 100 50% Own/50% PPA 2009 Ironwood 168 Duke Energy (PPA) 2012 Post Rock 201 Wind Capital (PPA) 2012 Cedar Bluff 199 NextEra (PPA) 2015 Kay Wind 200 Apex (PPA) 2015 Land fill gas Rolling Meadows 6 PPA 2009 Available generation at Jan. 2, 2015 7.165 59% 84% 83% 85% 65% 88% 84% 88% 0% 20% 40% 60% 80% 100% Coal Capacity Factor* Wolf Creek Capacity Factor Coal Availability Factor* Wolf Creek Availability Factor Plant Performance Westar Energy 2015 Results NERC 5 - Year Average Westar’s MW Operator Year Installed

Coal Fleet August 2016 Investor Update Unit Capacity (MW) WR Share (MW) Age Heat Rate (Btu/kWh) Availability Factor Net Book Value (Millions) $/KW Jeffrey 1 728 670 38 10,588 83% $495 $739 Jeffrey 3 711 654 33 11,407 87% $312 $477 Jeffrey 2 708 651 36 11,371 78% $278 $427 Lawrence 5 370 370 45 10,828 78% $207 $559 La Cygne 1 736 368 43 10,316 59% $339 $921 La Cygne 2 (a) 662 331 39 10,996 79% $6 $18 Lawrence 4 104 104 56 11,777 96% $156 $1,500 Tecumseh 7 65 65 59 11,231 86% $29 $446 Total Coal Fleet 3,213 11,013 80% (a) Subject to lease agreement 98% of MWs currently scrubbed 100% of fleet with NOx controls

Coal Supply Westar-operated plant fuel supply (80%) JEC supply under contract through 2020 (10+ million tons/year) 45% has no market openers Remainder reopened on price every 5 years Most recent re-pricing effective January 2013 All volumes have cost escalators Rail contract through 2020 LEC/TEC supply under contract through 2017 (3 million tons/year) 50% fixed & 50% capped in 2016-2017 Rail contract through 2020 Co-owned plant fuel supply managed by GXP (20%) LAC supply (3 million tons/year) August 2016 Investor Update